EXHIBIT 99.1
                                                                   ------------



                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS


                                December 31, 2003

                                 C O N T E N T S

Report of Independent Registered Public Accounting Firm................... 2

Consolidated Balance Sheet ............................................... 3

Consolidated Statements of Operations .................................... 5

Consolidated Statements of Stockholders' Equity (Deficit) ................ 6

Consolidated Statements of Cash Flows .................................... 7

Notes to the Consolidated Financial Statements ........................... 9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
Cobham Gas Industries, Inc. and Subsidiaries
Clarksburg, West Virginia


We have audited the accompanying consolidated balance sheet of Cobham Gas Industries, Inc. and Subsidiaries as of December 31, 2003 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 2003 and 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Cobham Gas Industries, Inc. and Subsidiaries as of December 31, 2003 and the consolidated results of their operations and their cash flows for the years ended December 31. 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the consolidated financial statements, the Company has deficit working capital and stockholders' equity (deficit) along with significant accumulated operating losses, which together raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 7. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ HJ & Associates, LLC
------------------------
Salt Lake City, Utah
May 25, 2005

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                           Consolidated Balance Sheet


                                     ASSETS

                                                                 December 31,
                                                                     2003

CURRENT ASSETS

   Cash                                                           $    5,495
   Accounts receivable, net (Note 1)                                  22,943
   Other current assets                                                7,338
                                                                  ----------

     Total Current Assets                                             35,776
                                                                  ----------

PROPERTY AND EQUIPMENT, NET (Note 2)                               1,372,053
                                                                  ----------

OTHER ASSETS

   Deposit                                                             3,075
   Restricted cash                                                    50,159
                                                                  ----------

     Total Other Assets                                               53,234
                                                                  ----------

       TOTAL ASSETS                                               $1,461,063
                                                                  ==========






                   The accompanying notes are an integral part
                  of these consolidated financial statements.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                     Consolidated Balance Sheet (Continued)


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                                                                    December 31,
                                                                            2003

CURRENT LIABILITIES

   Notes payable - related party - current portion (Note 3)        $    15,833
   Accounts payable - trade                                             36,650
   Accrued expenses                                                    148,491
   Notes payable - current portion (Note 3)                             33,532
                                                                   -----------

     Total Current Liabilities                                         234,506
                                                                   -----------


LONG-TERM LIABILITIES

   Notes payable - related party (Note 3)                               32,886
   Notes payable (Note 3)                                              128,271
   Asset retirement obligation (Note 1)                                430,272
                                                                   -----------

     Total Long-Term Liabilities                                     1,591,429
                                                                   -----------

       Total Liabilities                                             1,825,935
                                                                   -----------

COMMITMENTS AND CONTINGENCIES                                             --

STOCKHOLDERS' EQUITY (DEFICIT) (Note 6)

   Preferred stock; 5,000,000 authorized,
   $.001 par value; no shares issued and outstanding                      --

   Common stock; 7,500,000 authorized, $.001 par value;
   2,100 shares issued and outstanding                                       2
   Capital in excess of par value                                    8,233,158
   Accumulated deficit                                               8,598,032)
                                                                   -----------

     Total Stockholders' Equity (Deficit)                             (364,872)
                                                                   -----------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 1,461,063
                                                                   ===========



                   The  accompanying   notes  are  an  integral  part  of  these
                  consolidated financial statements.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                      Consolidated Statements of Operations

                                                     December 31,  December 31,
                                                         2003          2002
                                                    -----------    -----------

REVENUES                                            $   392,544    $ 1,038,372
                                                    -----------    -----------

COSTS AND EXPENSES

  Cost of oil and gas                                   247,068        976,153
  General and Administrative                            255,364        882,348
  Depreciation, depletion and accretion                 168,521        153,109
                                                    -----------    -----------

    Total Costs and Expenses                            670,953      2,011,610
                                                    -----------    -----------

LOSS FROM OPERATIONS                                   (278,409)      (973,238)
                                                    -----------    -----------

OTHER INCOME (EXPENSE)

  Other income                                            1,469         24,217
  Interest expense                                       (1,936)        (4,713)
  Gain on disposition of assets                            --          872,568
                                                    -----------    -----------

    Total Other Income (Expense)                           (467)       892,072
                                                    -----------    -----------

LOSS BEFORE INCOME TAXES                               (278,876)       (81,166)

INCOME TAXES                                               --             --
                                                    -----------    -----------

NET LOSS                                            $  (278,876)   $   (81,166)
                                                    ===========    ===========

BASIC LOSS PER SHARE                                $   (132.80)   $    (38.65)
                                                    ===========    ===========

WEIGHTED AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING                                2,100          2,100
                                                    ===========    ===========



                   The  accompanying   notes  are  an  integral  part  of  these
                  consolidated financial statements.


                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
            Consolidated Statements of Stockholders' Equity (Deficit)


                                       Common Stock         Capital in
                                -------------------------    Excess of    Accumulated
                                   Shares       Amount       Par Value      Deficit
                                -----------   -----------   -----------   -----------
Balance, December 31, 2001            2,100   $         2   $ 7,199,115   $(8,237,990)

Capital contributed                    --            --       1,034,043          --

Net income for the year ended
  December 31, 2002                    --            --            --         (81,166)
                                -----------   -----------   -----------   -----------
Balance, December 31, 2002            2,100             2     8,233,158    (8,319,156)

Net loss for the year ended
  December 31, 2003                    --            --            --        (278,876)
                                -----------   -----------   -----------   -----------

Balance, December 31, 2003            2,100   $         2   $ 8,233,158   $(8,598,032)
                                ===========   ===========   ===========   ===========






                   The  accompanying   notes  are  an  integral  part  of  these
                   consolidated financial statements.


                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows

                                                           For the year ended
                                                                    December 31,
                                                        --------------------------
                                                            2003            2002
                                                        -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES:

   Net loss                                             $  (278,876)   $   (81,166)
   Adjustments to reconcile net loss to net cash
     used by operating activities:
    Depreciation, depletion, and accretion expense          168,521        153,109
Gain on disposition of assets                                  --         (872,568)
   Changes in operating assets and liabilities:
    Decrease (increase) in accounts receivable               47,197         35,104
    Decrease (increase) in other assets                        --             (295)
    (Increase) decrease in prepaid and other
      current assets                                         46,953          4,719
    (Decrease) increase in accounts payable                  (2,746)        (3,843)
    (Decrease) increase in accrued expenses                  77,831         27,038
                                                        -----------    -----------

     Net Cash Provided (Used) by Operating Activities        58,880       (737,902)
                                                        -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:

   Proceeds from restricted cash                                136           --
   Proceeds from sale of property and equipment                --        1,464,877
   Payment on wells                                            (747)      (210,949)
                                                        -----------    -----------

    Net Cash Provided (Used) by Investing Activities           (611)     1,253,928
                                                        -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:

   Change in cash overdraft                                 (49,477)        34,660
   Principal payments to related parties                       --       (1,440,000)
   Advances from related parties                               --          750,462
   Proceeds from notes payable                                 --          150,000
   Payments on notes payable                                 (3,297)       (11,148)
                                                        -----------    -----------

    Net Cash (Used) by Financing Activities             $   (52,774)   $  (516,026)
                                                        -----------    -----------

                   The  accompanying   notes  are  an  integral  part  of  these
                  consolidated financial statements.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                Consolidated Statements of Cash Flows (Continued)


                                                         For the year ended
                                                            December 31,
                                                      -----------------------
                                                         2003         2002
                                                      ----------   ----------

NET INCREASE IN CASH                                  $    5,495   $     --

CASH, BEGINNING OF YEAR                                     --           --
                                                      ----------   ----------

CASH, END OF YEAR                                     $    5,495   $     --
                                                      ==========   ==========

CASH PAID FOR:

  Interest                                            $    4,713   $    2,395
  Income taxes                                        $     --     $     --


NON-CASH FINANCING ACTIVITIES:

   For the year ended December 31, 2003

         None

   For the year ended December 31, 2002

   A former shareholder of the Company forgave $1,034,043 of debt which was recorded as contributed capital.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                           December 31, 2003 and 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         a. Organization

         Cobham Gas Industries, Inc. ("Cobham") was incorporated in the state of Delaware on February 21, 1993 for the business purpose of oil and gas exploration and development.

         Belmont Energy, Inc. ("Belmont") was incorporated in the state of Ohio on February 18, 1981 for the business purpose oil and gas exploration and development.

         Cambrian Resources Inc. was incorporated in the state of Delaware on October 3, 1980 for the business purpose The Company later changed its name to Pennine Resources, Inc. ("Pennine") oil and gas exploration and development.

         b. Principles of Consolidation

         The consolidated financial statements include Cobham Gas Industries, Inc. and its wholly owned subsidiaries, Pennine Resources, Inc., and Belmont Energy, Inc. ("Company"). All significant intercompany accounts and transactions have been eliminated.

         c. Accounting Method

         The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed.

         Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance. Other unproved properties are amortized based on the Company's experience of successful drilling and average holding period. Capitalized costs of producing oil and gas properties, after considering estimated dismantlement and abandonment costs and estimated salvage values, are depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment are depreciated over their estimated useful lives.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                           December 31, 2003 and 2002

NOTE 1 -

         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

c.       Accounting Method (Continued)

         On the sale of an entire interest in an unproved property for cash or cash equivalent, gain or loss on the sale is recognized, taking into consideration the amount of any recorded impairment if the property had been assessed individually.

         The Company has elected a December 31 year-end.

         d. Basic Loss per Share of Common Stock

         The basic loss per share of common stock is based on the weighted average number of shares issued and outstanding at the date of the consolidated financial statements. Fully diluted loss per share of common stock is not disclosed as the common stock equivalents are antidilutive in nature.

         For the year ended  December 31,
                                                2003            2002
                                            -----------    -----------

             Numerator: Loss from
                    operations              $  (278,876)   $   (81,166)
                                            ===========    ===========

             Denominator - weighted
                    average shares                2,100          2,100
                                            ===========    ===========

             Net loss per share             $   (132.80)   $    (38.65)
                                            ===========    ===========


         e. Provision for Taxes

         Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                           December 31, 2003 and 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         e. Provision for Taxes (Continued)

         Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

         Net deferred tax assets consist of the following components as of December 31, 2003 and 2002:

                                                             For the years ended
                                                                    December 31,
                                                       ------------------------------
                                                             2003           2002
                                                       --------------  --------------
             Deferred tax assets:
                NOL carryover                          $    1,634,800  $    1,552,900

              Deferred tax liabilities:
                Depreciation                                (261,300)       (325,100)

              Valuation allowance                         (1,373,500)     (1,227,800)
                                                       --------------  --------------

              Net deferred tax asset                   $        --     $        --
                                                       ==============  ==============

         The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 39% to pretax income from continuing operations for the December 31, 2003 and 2002 due to the following:

                                                              For the years ended
                                                                    December 31,
                                                          ------------------------------
                                                               2003            2002
                                                          --------------  --------------
              Book income                                 $    (108,760)  $       35,614
              Other                                                 (40)            (40)
              Gain on disposal of assets                               -        (44,370)
              Valuation allowance                                108,800           8,796
                                                          --------------  --------------

                                                          $        --     $         --
                                                          ==============  ==============

         At December 31, 2003, the Company had net operating loss carryforwards of approximately $4,100,000 that may be offset against future taxable income from the year 2004 through 2024.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                           December 31, 2003 and 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         e. Provision for Taxes (Continued)

         Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

         f. Asset Retirement Obligation

         The following is a description of the changes to the Company's asset retirement obligation from December 31, 2002 through December 31, 2003:

                Reclamation obligation (asset retirement obligation)
                  at December 31, 2002                                       $    1,388,614
                 Accretion expense                                                   41,658
                                                                             --------------

                 Reclamation obligation at December 31, 2003                 $    1,430,272
                                                                             ==============

         For the year ended December 31, 2002 the accretion expense was $40,740.

         g. Depreciation

         Fixed assets are stated at cost. Depreciation on vehicles, machinery and equipment is provided using the straight line method over expected useful lives of five years. Depreciation on pipelines and well equipment is provided using the straight-line method over the expected useful lives of fifteen years. Wells are being depreciated using the units-of-production method on the basis of total estimated units of proved reserves.

         h. Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                           December 31, 2003 and 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


         i. Long Lived Assets

         The Company reviews long-lived assets and identifiable intangibles whenever events or circumstances indicate that the carrying amounts of such assets may not be fully recoverable. The Company evaluates the recoverability of long-lived assets by measuring the carrying amounts of the assets against the estimated undiscounted cash flows associated with these assets. At the time such evaluation indicates that the future undiscounted cash flows of certain long-lived assets are not sufficient to recover the assets' carrying value, the assets are adjusted to their fair values (based upon discounted cash flows).

         j. Accounts Receivable

         Accounts receivable are carried at the expected net realizable value. The allowance for doubtful accounts is based on management's assessment of the collectibility of specific customer accounts and the aging of the accounts receivables. If there were a deterioration of a major customer's creditworthiness, or actual defaults were higher than historical experience, our estimates of the recoverability of the amounts due to us could be overstated, which could have a negative impact on operations.

         k. New Accounting Pronouncements

         During the year ended December 31, 2003, the Company adopted the following accounting pronouncements:

         SFAS No. 143 -- In August 2001, the FASB issued SFAS No. 143, Accounting for Asset Retirement Obligations, which established a uniform methodology for accounting for estimated reclamation and abandonment costs. The statement was effective for fiscal years beginning after June 15, 2002. The adoption of SFAS No. 143 did not have a material effect on the financial statements of the Company.

         SFAS No. 145 -- On April 30, 2002, the FASB issued FASB Statement No. 145 (SFAS 145), "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS 145 rescinds both FASB Statement No. 4 (SFAS 4), "Reporting Gains and Losses from Extinguishment of Debt," and the amendment to SFAS 4, FASB Statement No. 64 (SFAS 64), "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements." Through this rescission, SFAS 145 eliminates the requirement (in both SFAS 4 and SFAS 64) that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect. However, an entity is not prohibited from classifying such gains and losses as extraordinary items, so long as it meets the criteria in paragraph 20 of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                           December 31, 2003 and 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         k. New Accounting Pronouncements (continued)

         l. Further, SFAS 145 amends paragraph 14(a) of FASB Statement No. 13, "Accounting for Leases", to eliminate an inconsistency between the accounting for sale-leaseback transactions and certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The amendment requires that a lease modification (1) results in recognition of the gain or loss in the 9 financial statements, (2) is subject to FASB Statement No. 66, "Accounting for Sales of Real Estate," if the leased asset is real estate (including integral equipment), and (3) is subject (in its entirety) to the sale-leaseback rules of FASB Statement No. 98, "Accounting for Leases: Sale-Leaseback Transactions Involving Real Estate, Sales-Type Leases of Real Estate, Definition of the Lease Term, and Initial Direct Costs of Direct Financing Leases." Generally, FAS 145 is effective for transactions occurring after May 15, 2002. The adoption of SFAS 145 did not have a material effect on the financial statements of the Company.

         SFAS No. 146 -- In June 2002, the FASB issued SFAS No. 146, "Accounting for Exit or Disposal Activities" (SFAS 146). SFAS 146 addresses significant issues regarding the recognition, measurement, and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for under EITF No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." The scope of SFAS 146 also includes costs related to terminating a contract that is not a capital lease and termination benefits that employees who are involuntarily terminated receive under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract. SFAS 146 will be effective for exit or disposal activities that are initiated after December 31, 2002 and early application is encouraged. The provisions of EITF No. 94-3 shall continue to apply for an exit activity initiated under an exit plan that met the criteria of EITF No. 94-3 prior to the adoption of SFAS
         146. The effect on adoption of SFAS 146 will change on a prospective basis the timing of when the restructuring charges are recorded from a commitment date approach to when the liability is incurred. The adoption of SFAS 146 did not have a material effect on the financial statements of the Company.

         SFAS No. 147 -- In October 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 147, "Acquisitions of Certain Financial Institutions" which is effective for acquisitions on or after October 1, 2002. This statement provides interpretive guidance on the application of the purchase method to acquisitions of financial institutions. Except for transactions between two or more mutual enterprises, this Statement removes acquisitions of financial institutions from the scope of both SFAS 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations" and No. 142, "Goodwill and Other Intangible Assets". The adoption of SFAS No. 147 did not have a material effect on the financial statements of the Company.

         SFAS No. 148 -- In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock Based Compensation-Transition and Disclosure-an amendment of FASB Statement No. 123" which is effective for financial statements issued for fiscal years

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                           December 31, 2003 and 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         k. New Accounting Pronouncements (continued)

         ending after December 15, 2002. This Statement amends SFAS 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based compensation and the effect of the method used on reported results. The adoption of SFAS No. 148 did not have a material effect on the financial statements of the Company.

         SFAS No. 149 -- In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" which is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. This statement amends and clarifies financial accounting for derivative instruments embedded in other contracts (collectively referred to as derivatives) and hedging activities under SFAS 133. The adoption of SFAS No. 149 did not have a material effect on the financial statements of the Company.

         SFAS No. 150 -- In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" which is effective for financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. The adoption of SFAS No. 150 did not have a material effect on the financial statements of the Company.

         FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others - an Interpretation of FASB Statements No. 5, 57 and 107". The initial recognition and initial measurement provisions of this Interpretation are to be applied prospectively to guarantees issued or modified after December 31, 2002. The disclosure requirements in the Interpretation were effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of FASB Interpretation No. 45 did not have a material effect on the financial statements of the Company.

         FASB Interpretation No. 46 -- In January 2003, the FASB issued FASB Interpretation No. 46 "Consolidation of Variable Interest Entities." FIN 46 provides guidance on the identification of entities for which control is achieved through means other than through voting rights, variable interest entities, and how to determine when and which business enterprises should consolidate variable interest entities. This interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The adoption of FIN 46 did not have a material impact on the Company's financial statements.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                           December 31, 2003 and 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         k. New Accounting Pronouncements (continued)

         During the year ended December 31, 2003, the Company adopted the following Emerging Issues Task Force Consensuses: EITF Issue No. 00-21 "Revenue Arrangements with Multiple Deliverables", EITF Issue No. 01 -8 " Determining Whether an Arrangement Contains a Lease", EITF Issue No. 02-3 "Issues Related to Accounting for Contracts Involved in Energy Trading and Risk Management Activities", EITF Issue No. 02-9 "Accounting by a Reseller for Certain Consideration Received from a Vendor", EITF Issue No. 02-17, "Recognition of Customer Relationship Intangible Assets Acquired in a Business Combination", EITF Issue No. 02-18 "Accounting for Subsequent Investments in an Investee after Suspension of Equity Method Loss Recognition", EITF Issue No. 03-1, "The Meaning of Other Than Temporary and its Application to Certain Instruments", EITF Issue No. 03-5, "Applicability of AICPA Statement of Position 9702, `Software Revenue Recognition' to Non-Software Deliverables in an Arrangement Containing More Than Incidental Software", EITF Issue No. 03-7, "Accounting for the Settlement of the Equity Settled Portion of a Convertible Debt Instrument That Permits or Requires the Conversion Spread to be Settled in Stock", EITF Issue No. 03-10, "Application of EITF Issue No. 02-16 by Resellers to Sales Incentives Offered to Consumers by Manufacturers.

         On December 16, 2004 the FASB issued SFAS No. 123(R), Share-Based Payment, which is an amendment to SFAS No. 123, Accounting for Stock-Based Compensation. This new standard eliminates the ability to account for share-based compensation transactions using Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and generally requires such transactions to be accounted for using a fair-value-based method and the resulting cost recognized in our financial statements. This new standard is effective for awards that are granted, modified or settled in cash in interim and annual periods beginning after June 15, 2005. In addition, this new standard will apply to unvested options granted prior to the effective date. We will adopt this new standard effective for the fourth fiscal quarter of 2005, and have not yet determined what impact this standard will have on our financial position or results of operations.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                           December 31, 2003 and 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         k. New Accounting Pronouncements (Continued)

         In November 2004, the FASB issued SFAS No. 151, Inventory Costs - an amendment of ARB No. 43, Chapter 4. This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that ". . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and re-handling costs may be so abnormal as to require treatment as current period charges. . . ." This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this Statement will have any immediate material impact on the Company.

         In December 2004, the FASB issued SFAS No. 152, Accounting for Real Estate Time-sharing Transactions, which amends FASB statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management believes the adoption of this Statement will have no impact on the financial statements of the Company.

         In December 2004, the FASB issued SFAS No.153, Exchange of Non-monetary Assets. This Statement addresses the measurement of exchanges of non-monetary assets. The guidance in APB Opinion No. 29, Accounting for Non-monetary Transactions, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for non-monetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued. Management believes the adoption of this Statement will have no impact on the financial statements of the Company.

         The implementation of the provisions of these pronouncements are not expected to have a significant effect on the Company's consolidated financial statement presentation.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                           December 31, 2003 and 2002


NOTE 2 - PROPERTY AND EQUIPMENT

                                                    December 31,
                                                        2003
                                                   -------------
                Vehicles                           $      32,250
                Machinery and equipment                  323,400
                Accumulated depreciation                 (86,013)
                                                   -------------

                  Total Fixed Assets               $     269,637
                                                   =============

         Depreciation expense for the years ended December 31, 2003 and 2002 was $57,342 and $28,671, respectively.

         At December 31, 2003 the Company's proved properties consist of costs in the following:

                                                         December 31,
                                                                            2003
                                                       ---------------
                Wells, West Virginia                   $     1,255,635
                Less: accumulated depletion                   (153,219)
                                                       ---------------

                                                       $     1,102,416

         Depletion expense for the year ended December 31, 2003 and 2002 was $69,521 and $83,698, respectively.

         Productive Gas Wells

         The following summarizes the Company's productive oil and gas wells as of December 31, 2003. Productive wells are producing wells and wells capable of production. Gross wells are the total number of wells in which the Company has an interest. Net wells are the sum of the Company's fractional interests owned in the gross wells. The Company operates its West Virginia wells.

                                                           Gross         Net
                                                        -----------  -----------


                Oil and gas wells, West Virginia                209      204.93

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                           December 31, 2003 and 2002


NOTE 2 - PROPERTY AND EQUIPMENT (Continued)

         Oil and Gas Acreage

         The following table sets forth the undeveloped leasehold acreage, by area, held by the Company as of December 31, 2003. Undeveloped acres are acres on which wells have not been drilled or completed to a point that would permit the production of commercial quantities of oil and gas, regardless of whether or not such acreage contains proved reserves. Gross acres are the total number of acres in which the Company has a working interest. Net acres are the sum of the Company's fractional interests owned in the gross acres. In certain leases, the Company's ownership varies at different depths; therefore, the net acres in these leases are calculated using the lowest ownership interest at any depth.

                                                        Gross         Net
                                                   -------------  -----------

                West Virginia, approximately              15,000       13,125

NOTE 3 - LONG-TERM DEBT

         The Company had the following debt obligations at December 31, 2003:

         a. Notes Payable

                                                                                  December 31,
                                                                                      2003
                                                                               -------------------
              BB&T Bank, bank's prime + 1.25%, due
               October, 17, 2008, secured by well equipment                    $           145,349

              Ford Motor Credit,  $491 due monthly,
               5.90%  interest  rate,  due February 1, 2007,
               secured  by a vehicle                                                        16,453
                                                                               -------------------

                          Total                                                            161,803

                          Less Current Portion                                              33,532
                                                                               -------------------

                          Total Long-Term Debt                                 $           128,271
                                                                               ===================

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                           December 31, 2003 and 2002


NOTE 3 - LONG-TERM DEBT (Continued)

         a. Notes Payable (continued)

         Future maturities of notes payable are as follows:

                2005                                $        33,532
                2006                                         35,458
                2007                                         37,854
                2008                                         33,428
                2009                                         21,531
                2010 and thereafter                            --
                                                    ---------------

                    Total                           $       161,803
                                                    ===============

         At December 31, 2003 total interest accrued for these debt obligations was $2,678.

         b. Note Payable - Related Party

              Note from a relative of a shareholder, 5.5%, 37
              Payments of $1,510 secured by a vehicle             $       48,719
                                                                  --------------

                          Less Current Portion                            15,833
                                                                  --------------

                          Total Long-Term Debt                    $       32,886
                                                                  ==============


              Future maturities of note payable - related party are as follows:

                          2005                                   $        15,833
                          2006                                            16,726
                          2007                                            16,160
                          2008                                                 -
                          2009                                                 -
                          2010 and thereafter                                  -
                                                                 ---------------

                              Total                              $        48,719
                                                                 ===============


NOTE 5 -      ECONOMIC DEPENDENCE AND MAJOR CUSTOMERS

              Receivables   -  At  December  31,  2003,   the  company  had  one
              significant customer which accounted for 99% of total receivables and 97% of total revenues.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                           December 31, 2003 and 2002


NOTE 6 - STOCKHOLDERS' EQUITY

         Preferred Stock - The Company has authorized 5,000,000 shares of $.001 par value stock.

         Common Stock - The Company has authorized 7,500,000 shares of $.001 par value common stock.

         In June 2002, a former shareholder forgave debt in the amount of $1,034,043, which was reflected as contributed capital.

NOTE 7 - GOING CONCERN

         The Company's consolidated financial statements are prepared using United States generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has a $198,730 deficit in working capital, accumulated losses from operations totaling $8,598,032 and a deficit in total stockholder's equity of $364,872 at December 31, 2003.

         Revenues have not been sufficient to cover its operating costs and to allow it to continue as a going concern. The potential proceeds from the sale of common stock, sale of drilling programs, and other contemplated debt and equity financing, and increases in operating revenues from new development and business acquisitions would enable the Company to continue as a going concern. There can be no assurance that the Company can or will be able to complete any debt or equity financing. The Company's consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 8-  SUBSEQUENT EVENTS

         On November 5, 2004, the Company was acquired by Trans Energy Inc. and Subsidiaries. The acquisition consisted of certain oil and gas leases and leasehold interests located in Wetzel and Marion Counties, West Virginia, and other assets.

         In consideration for the acquired property, a purchase price of $892,344 was paid, of which approximately $489,000 is payable in cash and the balance in 244,633 shares of restricted Trans Energy common stock, post-split, to be issued following the effectiveness of their one share for 150 shares reverse stock split in January 2005. An initial payment of $250,000 was paid at the closing with the remaining balance to be paid quarterly in equal installments beginning January 1, 2005, with the final payment due October 1, 2005.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                      S.F.A.S. 69 Supplemental Disclosures

                                   (Unaudited)

S.F.A.S. 69 SUPPLEMENTAL DISCLOSURES

         (1)              Capitalized Costs Relating to
                        Oil and Gas Producing Activities

                                                                        December 31,
                                                                            2003
                                                                     -----------------
        Proved oil and gas producing properties and related
          lease and well equipment                                   $         323,400
         Unproved oil and gas properties                                     1,255,635
         Accumulated depreciation and depletion                              (228,850)
                                                                     -----------------

         Net Capitalized Costs                                       $       1,350,185
                                                                     =================


         (2)         Costs Incurred in Oil and Gas Property
              Acquisition, Exploration, and Development Activities

                                                                                For the Year
                                                                                   Ended
                                                                                 December 31,
                                                                                    2003
         Acquisition of Properties
           Proved                                                            $         --
           Unproved                                                                    --
         Exploration Costs                                                             --
         Development Costs                                                             --

         The Company does not have any investments accounted for by the equity method.

         (3) Results of Operations for Producing Activities
                                                                                For the Year
                                                                                   Ended
                                                                                December 31,
                                                                                    2003
         Sales                                                               $         392,544

         Production costs                                                            (247,068)
         Depreciation and depletion                                                  (124,935)
         Income tax expenses                                                                -
                                                                             -----------------

         Results of operations for producing activities
          (excluding the activities of the pipeline transmission
          operations, corporate overhead and interest costs)                 $         (20,541)
                                                                             =================

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                      S.F.A.S. 69 Supplemental Disclosures

                                   (Unaudited)

S.F.A.S. 69 SUPPLEMENTAL DISCLOSURES (CONTINUED)

         The Company had reserve studies and estimates prepared on its various properties. The difficulties and uncertainties involved in estimating proved oil and gas reserves makes comparisons between companies difficult. Estimation of reserve quantities is subject to wide fluctuations because it is dependent on judgmental interpretation of geological and geophysical data.

S.F.A.S. 69 SUPPLEMENTAL DISCLOSURES (CONTINUED)

         (4)           Standardized Measure of Discounted
                        Future Net Cash Flows Relating to
                           Proved Oil and Gas Reserves

                              At December 31, 2003
                                                                                  Cobham Gas
                                                                                  Industries
                                                                                      and
                                                                                 Subsidiaries
                                                                              -----------------
         Future cash inflows                                                  $      4,205,234
         Future production and development costs                                      (841,047)
         Future income tax expense                                                           -
                                                                              ----------------
         Future net cash flows                                                       3,364,187
         10% annual discount for estimated timing of cash flows                     (1,278,391)
                                                                              ----------------

         Standardized measure of discounted future net cash flows             $      2,085,796
                                                                              ================

         Future income taxes were determined by applying the statutory income tax rate to future pre-tax net cash flow relating to proved reserves.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                      S.F.A.S. 69 Supplemental Disclosures

                                   (Unaudited)

S.F.A.S. 69 SUPPLEMENTAL DISCLOSURES (CONTINUED)

         (5)           Standardized Measure of Discounted
                        Future Net Cash Flows Relating to
                     Proved Oil and Gas Reserves (Continued)

         The following schedule summarizes changes in the standardized measure of discounted future net cash flow relating to proved oil and gas reserves:

                                                                        For the Year Ended
                                                                           December 31,
                                                                               2003

         Standardized measure, beginning of year                        $   4,314,941
         Oil and gas sales, net of production costs                                 -
         Sales of mineral in place                                         (2,411,293)
         Purchases                                                             -
         Net change due to revisions in quantity estimates                    (39,271)
         Accretion of discount items                                           -
                                                                        -------------

         Standardized measure, end of year                              $     1,864,377
                                                                        ===============

         The above schedules relating to proved oil and gas reserves, standardized measure of discounted future net cash flows and changes in the standardized measure of discounted future net cash flows have their foundation in engineering estimates of future net revenues that are derived from proved reserves and prepared using the prevailing economic conditions. These reserve estimates are made from evaluations conducted by independent geologists, of such properties and will be periodically reviewed based upon updated geological and production data. Estimates of proved reserves are inherently imprecise. The above standardized measure does not include any restoration costs due to the fact the Company does not own the land.

         Subsequent development and production of the Company's reserves will necessitate revising the present estimates. In addition, information provided in the above schedules does not provide definitive information as the results of any particular year but, rather, helps explain and demonstrate the impact of major factors affecting the Company's oil and gas producing activities. Therefore, the Company suggests that all of the aforementioned factors concerning assumptions and concepts should be taken into consideration when reviewing and analyzing this information.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2004

                                 C O N T E N T S


Consolidated Balance Sheets ................................................ 3

Consolidated Statements of Operations ...................................... 5

Consolidated Statements of Stockholders' Equity (Deficit) .................. 6

Consolidated Statements of Cash Flows ...................................... 7

Notes to the Consolidated Financial Statements ............................  9

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                                  Balance Sheets

                                     ASSETS

                                                     September 30, December 31,
                                                          2004        2003
                                                      ----------   ----------
                                                      (Unaudited)

CURRENT ASSETS

   Cash                                               $    7,037   $    5,495
   Accounts receivable, net (Note 1)                      36,771       22,943
   Other current assets                                    7,623        7,338
                                                      ----------   ----------

     Total Current Assets                                 51,431       35,776
                                                      ----------   ----------

PROPERTY AND EQUIPMENT, NET (Note 2)                   1,281,962    1,372,053
                                                      ----------   ----------

OTHER ASSETS

   Deposit                                                   724        3,075
   Restricted cash                                        50,000       50,159
                                                      ----------   ----------

     Total Other Assets                                   50,724       53,234
                                                      ----------   ----------

       TOTAL ASSETS                                   $1,384,117   $1,461,063
                                                      ==========   ==========




                   The accompanying notes are an integral part
                  of these consolidated financial statements.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                     Consolidated Balance Sheets (Continued)

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                                                             September 30,  December 31,
                                                                 2004           2003
                                                             -----------    ------------
                                                             (Unaudited)

CURRENT LIABILITIES

   Note payable - related party - current portion (Note 3)   $    41,273    $    15,833
   Accounts payable - trade                                       73,982         36,650
   Accrued expenses                                              149,220        148,491
   Notes payable - current portion (Note 3)                       42,942         33,532
                                                             -----------    -----------

     Total Current Liabilities                                   307,417        234,506
                                                             -----------    -----------


LONG-TERM LIABILITIES

   Note payable - related party (Note 3)                           7,446         32,886
   Notes payable (Note 3)                                        100,743        128,271
   Asset retirement obligation (Note 1)                        1,461,381      1,430,272
                                                             -----------    -----------

     Total Long-Term Liabilities                               1,569,570      1,591,429
                                                             -----------    -----------

       Total Liabilities                                       1,876,987      1,825,935
                                                             -----------    -----------

COMMITMENTS AND CONTINGENCIES (Note 7)

STOCKHOLDERS' EQUITY (DEFICIT) (Note 6)

   Common stock; $.001 par value; 2,100 shares issued and
   outstanding                                                         2              2
   Capital in excess of par value                              8,233,158      8,233,158
   Accumulated deficit                                        (8,726,030)    (8,598,032)
                                                             -----------    -----------

     Total Stockholders' Equity (Deficit)                       (492,870)      (364,872)
                                                             -----------    -----------

     TOTAL LIABILITIES AND STOCKHOLDERS'
       EQUITY (DEFICIT)                                      $ 1,384,117    $ 1,461,063
                                                             ===========    ===========




                   The accompanying notes are an integral part of these consolidated financial statements.


                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                      Consolidated Statements of Operations
                                   (Unaudited)


                                              For the nine months ended
                                                    September 30,
                                                2004            2003
                                             -----------    -----------

REVENUES                                     $   479,509    $   392,544
                                             -----------    -----------

COSTS AND EXPENSES

  Cost of oil and gas                            336,375        256,529
  General and Administrative                     173,033        158,057
  Depreciation, depletion and amortization       121,199        119,224
                                             -----------    -----------

    Total Costs and Expenses                     630,607        533,810
                                             -----------    -----------

LOSS FROM OPERATIONS                            (151,098)      (141,266)
                                             -----------    -----------

OTHER INCOME (EXPENSE)

  Other income                                     5,495          1,062
  Interest expense                                (2,395)          (595)
  Gain on disposition of assets                   20,000           --
                                             -----------    -----------

    Total Other Income (Expense)                  23,100            467
                                             -----------    -----------

LOSS BEFORE INCOME TAXES                        (127,998)      (140,799)

INCOME TAXES                                        --             --
                                             -----------    -----------

NET LOSS                                     $  (127,998)   $  (140,799)
                                             ===========    ===========

BASIC LOSS PER SHARE                         $    (60.95)   $    (67.05)
                                             ===========    ===========

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING                                2,100          2,100
                                             ===========    ===========




                   The accompanying notes are an integral part
                  of these consolidated financial statements.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
            Consolidated Statements of Stockholders' Equity (Deficit)

                                                 Common Stock                       Capital in
                                          -------------------------                  Excess of
                                                                                     Accumulated
                                             Shares        Amount      Par Value      Deficit
                                          -----------   -----------   -----------   -----------

Balance, December 31, 2001                      2,100   $         2   $ 7,199,115   $(8,237,990)

Capital contributed                              --            --       1,034,043          --

Net loss for the year ended
 December 31, 2002                               --            --            --         (81,166)
                                          -----------   -----------   -----------   -----------

Balance, December 31, 2002                      2,100             2     8,233,158    (8,319,156)

Net loss for the year ended
 December 31, 2003                               --            --            --        (278,876)
                                          -----------   -----------   -----------   -----------

Balance, December 31, 2003                      2,100             2     8,233,158    (8,598,032)

Net loss for the nine months ended
 September 30, 2004 (unaudited)                  --            --            --        (127,998)
                                          -----------   -----------   -----------   -----------

Balance, September 30, 2004 (unaudited)         2,100   $         2   $ 8,233,158   $(8,726,030)
                                          ===========   ===========   ===========   ===========




                   The accompanying notes are an integral part
                  of these consolidated financial statements.


                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows
                                   (Unaudited)

                                                                  For the nine months ended
                                                                         September 30,
                                                                     2004            2003
                                                                  -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES:

   Net loss                                                       $  (127,998)   $  (140,799)
    Adjustments to reconcile net loss to net cash
     used by operating activities:
    Depreciation, depletion, amortization and accretion expense       121,200        119,224
    Gain on disposition of assets                                     (20,000)          --
   Changes in operating assets and liabilities:
    Decrease (increase) in accounts receivable                        (13,828)      (268,496)
    Decrease (increase) in other receivable                              --             --
    (Increase) decrease in prepaid and other
     current assets                                                     2,066          9,268
    (Decrease) increase in accounts payable                            37,332          4,853
    (Decrease) increase in accrued expenses                               729        117,088
                                                                  -----------    -----------

     Net Cash (Used) by Operating Activities                             (499)      (158,862)
                                                                  -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:

   Proceeds from sale of property and equipment                        20,000           --
   Proceeds from restricted cash                                          159           --
                                                                  -----------    -----------

    Net Cash Provided by Investing Activities                          20,159           --
                                                                  -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:

   Change in cash overdraft                                              --          104,618
   Principal payments on notes payable                                (49,925)          --
   Proceeds from notes payable                                         31,807         54,244
                                                                  -----------    -----------

    Net Cash Provided (Used) by Financing Activities              $   (18,118)   $   158,862
                                                                  -----------    -----------

                   The accompanying notes are an integral part
                  of these consolidated financial statements.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                Consolidated Statements of Cash Flows (Continued)
                                   (Unaudited)

                                                      For the nine months ended
                                                            September 30,
                                                        2004           2003
                                                      ----------   ----------

NET INCREASE IN CASH                                  $    1,542   $     --

CASH, BEGINNING OF YEAR                                    5,495         --
                                                      ----------   ----------

CASH, END OF YEAR                                     $    7,037   $     --
                                                      ==========   ==========

CASH PAID FOR:

  Interest                                            $    1,936   $    4,713
  Income taxes                                        $     --     $     --

NON-CASH FINANCING ACTIVITIES:

For the nine months ended September 30, 2004

  None

For the year ended December 31, 2003

  None






                   The accompanying notes are an integral part
                  of these consolidated financial statements.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                    September 30, 2004 and December 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         a. Organization

         Cobham Gas Industries, Inc. ("Cobham") was incorporated in the state of Delaware on February 21, 1993 for the business purpose of oil and gas exploration and development.

         Belmont Energy, Inc. ("Belmont") was incorporated in the state of Ohio on February 18, 1981 for the business purpose oil and gas exploration and development.

         Cambrian Resources Inc. was incorporated in the state of Delaware on October 3, 1980 for the business purpose The Company later changed its name to Pennine Resources, Inc. ("Pennine") oil and gas exploration and development.

         b. Principles of Consolidation

         The accompanying unaudited condensed consolidated financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted in accordance with such rules and regulations. The information furnished in the interim condensed consolidated financial statements include normal recurring adjustments and reflects all adjustments, which, in the opinion of management, are necessary for a fair presentation of such financial statements. Although management believes the disclosures and information presented are adequate to make the information not misleading, it is suggested that these interim condensed consolidated financial statements be read in conjunction with the Company's most recent audited financial statements and notes thereto included in its December 31, 2003 Annual Report on Form 10-KSB. Operating results for the nine months ended September 30, 2004 are not necessarily indicative of the results that may be expected for the year ending December 31, 2004. The consolidated financial statements include Cobham Gas Industries, Inc. and its wholly owned subsidiaries, Pennine Resources, Inc., and Belmont Energy, Inc. (collectively "the Company"). All significant intercompany accounts and transactions have been eliminated.

         c. Accounting Method

         The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed.

         Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance. Other unproved properties are amortized based on the Company's experience of successful drilling and average holding period. Capitalized costs of producing oil and gas properties, after considering estimated dismantlement and

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                    September 30, 2004 and December 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         c. Accounting Method (Continued)

         abandonment costs and estimated salvage values, are depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment are depreciated over their estimated useful lives.

         On the sale of an entire interest in an unproved property for cash or cash equivalent, gain or loss on the sale is recognized, taking into consideration the amount of any recorded impairment if the property had been assessed individually.

         If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained. During the year ended December 31, 2003, the Company recognized an impairment loss of $87,040 on one of its natural gas wells.

         The Company has elected a December 31 year-end.

         d. Basic Loss per Share of Common Stock

         The basic loss per share of common stock is based on the weighted average number of shares issued and outstanding at the date of the consolidated financial statements. Fully diluted loss per share of common stock is not disclosed as the common stock equivalents are antidilutive in nature.

                                                  For the nine      For the year
                                                  months ended         ended
                                                  September 30,     December 31,
                                                      2004              2003
                                                   ------------   --------------
                   Numerator: Loss from
                     operations                    $  (127,998)   $  (140,799)
                                                    ===========    ===========

                   Denominator - weighted
                     average shares                       2,100          2,100
                                                    ===========    ===========

                   Net loss per share              $    (60.95)   $    (67.05)
                                                    ===========    ===========

         e. Provision for Taxes

         Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                    September 30, 2004 and December 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         e. Provision for Taxes (Continued)

         Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

         Net deferred tax assets consist of the following components as of September 30, 2004 and December 31, 2003:

                                                 September 30,   December 31,
                                                     2004            2003
                                                --------------  --------------
              Deferred tax assets:
                NOL carryover                   $    1,665,300  $    1,634,800
                Accrued expenses                          --              --

              Deferred tax liabilities:
                Depreciation                          (246,800)       (261,300)

              Valuation allowance                   (1,418,500)     (1,373,500)
                                                --------------  --------------

              Net deferred tax asset            $         --    $         --
                                                ==============  ==============

         The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 39% to pretax income from continuing operations for the nine months ended September 30, 2004 and year ended December 31, 2003 due to the following:

                                               September 30,    December 31,
                                                    2004            2003
                                               --------------  --------------

              Book income                      $      (49,919) $     (108,760)
              Other                                     4,940             (40)
              Valuation allowance                      44,979         108,800
                                               --------------  --------------

                                               $         --    $         --
                                               ==============  ==============

         At September 30, 2004, the Company had net operating loss carryforwards of approximately $4,200,000 that may be offset against future taxable income from the year 2004 through 2024.

         Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                    September 30, 2004 and December 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         f. Asset Retirement Obligation

         The following is a description of the changes to the Company's asset retirement obligation from December 31, 2002 through September 30, 2004:

                 Reclamation obligation (asset retirement obligation)
                  as reported at December 31, 2002                         $    1,388,614
                 Accretion expense                                                 41,658
                                                                           --------------

                 Reclamation obligation at December 31, 2003                    1,430,272
                 Accretion expense                                                 31,109
                                                                           --------------

                 Reclamation obligation at September 30, 2004              $    1,461,381
                                                                           ==============

         h. Depreciation

         Fixed assets are stated at cost. Depreciation on vehicles, machinery and equipment is provided using the straight line method over expected useful lives of five years. Depreciation on pipelines and well equipment is provided using the straight-line method over the expected useful lives of fifteen years. Wells are being depreciated using the units-of-production method on the basis of total estimated units of proved reserves.

         i. Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         j. Long Lived Assets

         The Company reviews long-lived assets and identifiable intangibles whenever events or circumstances indicate that the carrying amounts of such assets may not be fully recoverable. The Company evaluates the recoverability of long-lived assets by measuring the carrying amounts of the assets against the estimated undiscounted cash flows associated with these assets. At the time such evaluation indicates that the future undiscounted cash flows of certain long-lived assets are not sufficient to recover the assets' carrying value, the assets are adjusted to their fair values (based upon discounted cash flows).

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                    September 30, 2004 and December 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         k. Accounts Receivable

         Accounts receivable are carried at the expected net realizable value. The allowance for doubtful accounts is based on management's assessment of the collectibility of specific customer accounts and the aging of the accounts receivables. If there were a deterioration of a major customer's creditworthiness, or actual defaults were higher than historical experience, our estimates of the recoverability of the amounts due to us could be overstated, which could have a negative impact on operations.

         l. New Accounting Pronouncements

         On December 16, 2004 the FASB issued SFAS No. 123(R), Share-Based Payment, which is an amendment to SFAS No. 123, Accounting for Stock-Based Compensation. This new standard eliminates the ability to account for share-based compensation transactions using Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and generally requires such transactions to be accounted for using a fair-value-based method and the resulting cost recognized in our financial statements. This new standard is effective for awards that are granted, modified or settled in cash in interim and annual periods beginning after June 15, 2005. In addition, this new standard will apply to unvested options granted prior to the effective date. We will adopt this new standard effective for the fourth fiscal quarter of 2005, and have not yet determined what impact this standard will have on our financial position or results of operations.

         In November 2004, the FASB issued SFAS No. 151, Inventory Costs - an amendment of ARB No. 43, Chapter 4. This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that ". . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and re-handling costs may be so abnormal as to require treatment as current period charges. . . ." This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this Statement will have any immediate material impact on the Company.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                    September 30, 2004 and December 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         l. New Accounting Pronouncements (Continued)

         In December 2004, the FASB issued SFAS No. 152, Accounting for Real Estate Time-sharing Transactions, which amends FASB statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management believes the adoption of this Statement will have no impact on the financial statements of the Company.

         In December 2004, the FASB issued SFAS No.153, Exchange of Non-monetary Assets. This Statement addresses the measurement of exchanges of non-monetary assets. The guidance in APB Opinion No. 29, Accounting for Non-monetary Transactions, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for non-monetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued. Management believes the adoption of this Statement will have no impact on the financial statements of the Company.

         The implementation of the provisions of these pronouncements are not expected to have a significant effect on the Company's consolidated financial statement presentation.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                    September 30, 2004 and December 31, 2003

NOTE 2 -      PROPERTY AND EQUIPMENT

                                                  September 30,  December 31,
                                                     2004            2003
                                                  -----------    -----------

                       Vehicles                   $    32,250    $    32,250
                       Machinery and equipment        323,400        323,400
                       Accumulated depreciation      (129,019)       (86,013)
                                                  -----------    -----------

                         Total Fixed Assets       $   226,631    $   269,637
                                                  ===========    ===========

         Depreciation expense for the nine months ended September 30, 2004 and the twelve months ended December 31, 2003 was $43,006, and $57,342, respectively.

         At September 30, 2004 and December 31, 2003 the Company's proved properties consist of costs in the following:

                                                       September 30,        December 31,
                                                            2004                2003
                                                      ---------------     ---------------

                Wells, West Virginia                  $     1,255,635     $    1,255,635
                Less: accumulated depletion                  (200,304)           (153,219)
                                                      ----------------    ---------------

                                                      $     1,055,331     $    1,102,416
                                                      ===============     ==============

         Depletion expense for the nine months ended September 30, 2004 and the twelve months ended December 31, 2003 was $47,085 and $69,521, respectively.

         Productive Gas Wells

         The following summarizes the Company's productive oil and gas wells as of September 30, 2004 and December 31, 2003. Productive wells are producing wells and wells capable of production. Gross wells are the total number of wells in which the Company has an interest. Net wells are the sum of the Company's fractional interests owned in the gross wells. The Company operates its West Virginia wells.

                                                          Gross          Net
                                                        ----------   -----------


                Oil and gas wells, West Virginia            209        204.93

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                    September 30, 2004 and December 31, 2003

NOTE 2 - PROPERTY AND EQUIPMENT (Continued)

         Oil and Gas Acreage

         The following table sets forth the undeveloped leasehold acreage, by area, held by the Company as of September 30, 2004. Undeveloped acres are acres on which wells have not been drilled or completed to a point that would permit the production of commercial quantities of oil and gas, regardless of whether or not such acreage contains proved reserves. Gross acres are the total number of acres in which the Company has a working interest. Net acres are the sum of the Company's fractional interests owned in the gross acres. In certain leases, the Company's ownership varies at different depths; therefore, the net acres in these leases are calculated using the lowest ownership interest at any depth.

                                                     Gross            Net
                                                   ---------     -----------

                West Virginia, approximately         15,000         13,125

NOTE 3 - LONG-TERM DEBT

         The Company had the following debt obligations at September 30, 2004 and December 31, 2003:

         a. Notes Payable

                                                                  September 30,         December 31,
                                                                       2004                  2003
                                                                  --------------       --------------
              BB&T Bank, bank's prime + 1.25%, due
               October, 17, 2008, secured by well equipment       $      106,282       $      145,349

              Ford Motor Credit,  $247 due monthly,
               7.90% interest rate, due October 1, 2007,
               secured by a vehicle                                        7,491                  --

              Ford Motor Credit,  $245 due monthly,
               8.99%  interest  rate,  due August 28, 2007,
               secured by a vehicle                                        7,453                  --
                                                                  --------------       --------------

                                            Balance forward       $      121,226       $      145,349
                                                                  --------------       --------------

                                                        16

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                    September 30, 2004 and December 31, 2003

NOTE 3 - LONG-TERM DEBT (Continued)

                                                                  September 30, December 31,
                                                                      2004        2003
                                                                   ----------   ----------
              Notes Payable (continued)

                          Balance forward                          $  121,226   $  145,349

              Ford Motor Credit, $277 due monthly, 8.99%
               interest rate, due September1, 2007, secured
               by a vehicle                                             8,672         --

              Ford Motor Credit,  $491 due monthly,
               5.90% interest rate, due February 1, 2007,
               secured by a vehicle                                    13,787       16,454
                                                                   ----------   ----------

                          Total                                       143,685      161,803

                          Less Current Portion                         42,942       33,532
                                                                   ----------   ----------

                          Total Long-Term Debt                     $  100,743   $  128,271
                                                                   ==========   ==========

              Future maturities of notes payable are as follows:

                                                            2005   $   42,942   $   33,532
                                                            2006       45,701       35,458
                                                            2007       44,790       37,854
                                                            2008       10,252       33,428
                                                            2009         --         21,531
                          2010 and thereafter                            --           --
                                                                   ----------   ----------

                              Total                                $  143,685   $  161,803
                                                                   ==========   ==========

         At September 30, 2004 and December 31, 2003 total interest accrued for these debt obligations was $0 and $2,678, respectively.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                    September 30, 2004 and December 31, 2003

NOTE 3 - LONG-TERM DEBT (Continued)

         b. Note Payable- Related Party

                                                      September 30, December 31,
                                                          2004         2003
                                                       ----------   ----------
              Note from a relative of a shareholder,
                5.5%, 37Payments of $1,510 secured
                by a vehicle                           $   48,719   $   48,719
                                                       ----------   ----------

                           Less Current Portion            41,273       15,833
                                                       ----------   ----------


                           Total Long-Term Debt        $    7,446   $   32,886
                                                        ==========   ==========


              Future maturities of note payable - related party are as follows:

                          2005                         $   41,273  $   15,833
                          2006                              7,446      16,726
                          2007                               --        16,160
                          2008                               --          --
                          2009                               --          --
                          2010 and thereafter                --          --
                                                       ----------  ----------

                              Total                    $   48,719  $   48,719
                                                       ==========  ==========

NOTE 4 - ECONOMIC DEPENDENCE AND MAJOR CUSTOMERS

         Receivables - At September 30, 2004 and December 31, 2003,  the Company
         had  one  significant   customer  which  accounted  for  66%  and  99%,
         respectively.

NOTE 5 - STOCKHOLDERS' EQUITY

         Common Stock - The Company has authorized 2,100 shares of $.001 par value common stock.

         In June 2002, a former shareholder forgave debt in the amount of $1,034,043, which was reflected as contributed capital.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                    September 30, 2004 and December 31, 2003

NOTE 7 - GOING CONCERN

         The Company's consolidated financial statements are prepared using United States generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has a $255,786 deficit in working capital, accumulated losses from operations totaling $8,726,030, and deficit in total stockholder's equity of $492,870 at September 30, 2004.

         Revenues have not been sufficient to cover its operating costs and to allow it to continue as a going concern. The potential proceeds from the sale of common stock, sale of drilling programs, and other contemplated debt and equity financing, and increases in operating revenues from new development and business acquisitions would enable the Company to continue as a going concern. There can be no assurance that the Company can or will be able to complete any debt or equity financing. The Company's consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 8-  SUBSEQUENT EVENTS

         On November 5, 2004, the Company was acquired by Trans Energy Inc. and Subsidiaries. The acquisition consisted of certain oil and gas leases and leasehold interests located in Wetzel and Marion Counties, West Virginia, and other assets.

         In consideration for the acquired property, a purchase price of $892,344 was paid, of which approximately $489,000 is payable in cash and the balance in 244,633 shares of restricted Trans Energy common stock, post-split, to be issued following the effectiveness of their one share for 150 shares reverse stock split in January 2005. An initial payment of $250,000 was paid at the closing with the remaining balance to be paid quarterly in equal installments beginning January 1, 2005, with the final payment due October 1, 2005.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                      S.F.A.S. 69 Supplemental Disclosures

                                   (Unaudited)

S.F.A.S. 69 SUPPLEMENTAL DISCLOSURES

         (1)                                Capitalized Costs Relating to
                                          Oil and Gas Producing Activities

                                                                        September 30,       December 31,
                                                                           2004                2003
                                                                    -----------------   -----------------
         Proved oil and gas producing properties and related
          lease and well equipment                                  $         323,400   $         323,400
         Unproved oil and gas properties                                    1,255,635           1,255,635
         Accumulated depreciation and depletion                             (312,250)           (228,850)
                                                                    ------------------  -----------------

         Net Capitalized Costs                                      $       1,266,785   $       1,350,185
                                                                    =================   =================


         (2)         Costs Incurred in Oil and Gas Property
              Acquisition, Exploration, and Development Activities

                                                                                           For the Year
                                                                                              Ended
                                                                         September 30,     December 31,
                                                                            2004               2003
                                                                     -----------------   -----------------
         Acquisition of Properties
           Proved                                                    $          --       $          --
           Unproved                                                             --                  --
         Exploration Costs                                                      --                  --
         Development Costs                                                      --                  --

         The Company does not have any investments accounted for by the equity method.

         (3)                Results of Operations for
                              Producing Activities
                                                                                           For the Year
                                                                                               Ended
                                                                        September 30,        December 31,
                                                                           2004                2003
                                                                    -----------------     --------------

         Sales                                                      $         479,509     $       392,544

         Production costs                                                    (336,375)          (247,068)
         Depreciation and depletion                                           (88,225)          (124,935)
         Income tax expenses                                                        -                  -
                                                                    -----------------   -----------------

         Results of operations for producing activities
          (excluding the activities of the pipeline transmission
          operations, corporate overhead and interest costs)        $          54,909   $         (20,541)
                                                                    =================   =================

transmission
                                       20

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                      S.F.A.S. 69 Supplemental Disclosures

                                   (Unaudited)

S.F.A.S. 69 SUPPLEMENTAL DISCLOSURES (CONTINUED)

         (4)              Reserve Quantity Information

                                                                               Oil         Gas
                                                                               BBL         MCF
                                                                             --------    --------

                    Proved developed and undeveloped reserves

           End of the year 2002                                                62,185     565,748

           Revisions of previous estimates
           Improved recovery                                                     --          --
           Purchases of minerals in place                                        --          --
           Extensions and discoveries                                            --          --
           Production                                                          (3,248)    (37,129)
           Sales of minerals in place                                            --          --
                                                                             --------    --------

           End of the year 2003                                                58,937     528,619
                                                                             ========    ========

           Revisions of previous estimates
           Improved recovery                                                     --          --
           Purchases of minerals in place
           Extensions and discoveries                                            --          --
           Production                                                          (1,056)    (27,009)
           Sales of minerals in place                                            --          --
                                                                             --------    --------

           End of the period ended September 30, 2004                          57,881     501,610
                                                                             ========    ========

           Proved developed reserves:
                                                                               Oil         Gas
                                                                               BBL         MCF
                                                                             --------    --------

             End of the year 2003                                              58,937     528,619
             End of the period ended September 30, 2004                        57,881     501,610

         The Company had reserve studies and estimates prepared on its various properties. The difficulties and uncertainties involved in estimating proved oil and gas reserves makes comparisons between companies difficult. Estimation of reserve quantities is subject to wide fluctuations because it is dependent on judgmental interpretation of geological and geophysical data.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                      S.F.A.S. 69 Supplemental Disclosures

                                   (Unaudited)

S.F.A.S. 69 SUPPLEMENTAL DISCLOSURES (CONTINUED)

         (5)           Standardized Measure of Discounted
                        Future Net Cash Flows Relating to
                           Proved Oil and Gas Reserves

                                                 At September 30, 2004
                                                                                     Cobham Gas
                                                                                     Industries
                                                                                        and
                                                                                    Subsidiaries
                                                                                  ----------------

         Future cash inflows                                                      $      4,045,180
         Future production and development costs                                          (809,036)
         Future income tax expense                                                               -
                                                                                  ----------------
         Future net cash flows                                                           3,236,144
         Discounted for estimated timing of cash flows                                  (1,165,012)
                                                                                  ----------------

         Standardized measure of discounted future net cash flows                $       2,071,132
                                                                                 =================

                                                At December 31, 2003
                                                                                      Cobham Gas
                                                                                      Industries
                                                                                          and
                                                                                     Subsidiaries

         Future cash inflows                                                      $      4,205,234
         Future production and development costs                                          (841,047)
         Future income tax expense                                                               -
                                                                                  ----------------
         Future net cash flows                                                           3,364,187
         Discounted for estimated timing of cash flows                                  (1,278,391)
                                                                                  ----------------

         Standardized measure of discounted future net cash flows                 $      2,085,796
                                                                                  ================

         Future income taxes were determined by applying the statutory income tax rate to future pre-tax net cash flow relating to proved reserves.

                  COBHAM GAS INDUSTRIES, INC. AND SUBSIDIARIES
                      S.F.A.S. 69 Supplemental Disclosures

                                   (Unaudited)

S.F.A.S. 69 SUPPLEMENTAL DISCLOSURES (CONTINUED)

         (5)           Standardized Measure of Discounted
                        Future Net Cash Flows Relating to
                     Proved Oil and Gas Reserves (Continued)

         The following schedule summarizes changes in the standardized measure of discounted future net cash flow relating to proved oil and gas reserves:

                                                                    For the nine months ended
                                                                          September 30,
                                                                      2004            2003
                                                                 -------------   ------------

         Standardized measure, beginning of year                 $   2,085,796   $  2,291,512
         Oil and gas sales, net of production costs                    (14,664)      (205,716)
         Sales of mineral in place                                        --             --
         Purchases                                                        --             --
         Net change due to revisions in quantity estimates                --             --
         Accretion of discount items                                      --             --
                                                                 -------------   ------------

         Standardized measure, end of year                       $   2,071,132   $  2,085,796
                                                                 =============   ============

         The above schedules relating to proved oil and gas reserves, standardized measure of discounted future net cash flows and changes in the standardized measure of discounted future net cash flows have their foundation in engineering estimates of future net revenues that are derived from proved reserves and prepared using the prevailing economic conditions. These reserve estimates are made from evaluations conducted by independent geologists, of such properties and will be periodically reviewed based upon updated geological and production data. Estimates of proved reserves are inherently imprecise. The above standardized measure does not include any restoration costs due to the fact the Company does not own the land.

         Subsequent development and production of the Company's reserves will necessitate revising the present estimates. In addition, information provided in the above schedules does not provide definitive information as the results of any particular year but, rather, helps explain and demonstrate the impact of major factors affecting the Company's oil and gas producing activities. Therefore, the Company suggests that all of the aforementioned factors concerning assumptions and concepts should be taken into consideration when reviewing and analyzing this information.